UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

SANTARUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 314-5700

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreements
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry Into Material Definitive Agreements.

     1. Bonuses Payable to Executive Officers for Fiscal 2004. On February 15, 2005, the Compensation Committee of the Board of Directors (the “Committee”) of Santarus, Inc. (the “Company”) approved cash bonus payments for the 2004 fiscal year to be paid to the Company’s executive officers pursuant to the Santarus, Inc. 2004 Bonus Plan (the “2004 Bonus Plan”). The Company’s executive officers were eligible to receive bonuses if certain corporate performance criteria were achieved during fiscal 2004. Bonus payments were based on the Committee’s evaluation of the Company’s achievement of the corporate performance goals for 2004, which goals were previously established by the Board of Directors in January 2004. These performance goals included the achievement of performance targets with respect to the Company’s clinical trials and regulatory filings, business development activities, expansion of the commercial organization, product sales, financing activities and financial results. The Committee also considered the Company’s achievement of certain regulatory objectives outside the originally established performance goals.

     The total bonuses to be paid to each executive officer pursuant to the 2004 Bonus Plan are as follows:

Name	Title	Amount of Bonus
Gerald T. Proehl	President and Chief Executive Officer	$192,500
Debra P. Crawford	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	$90,304
William C. Denby, III	Senior Vice President, Commercial Operations	$90,141
Warren E. Hall	Senior Vice President, Manufacturing and Product Development	$83,634
Bonnie Hepburn, M.D.	Senior Vice President, Drug Development and Chief Medical Officer	$98,280
Julie A. DeMeules	Vice President, Human Resources	$64,176	*
C. Christine Simmons, Pharm.D.	Vice President, Regulatory Affairs and Quality Assurance	$73,274

     * Ms. DeMeules’ bonus was prorated based on the commencement of her employment in January 2004.

     2. Adoption of Criteria for Bonuses Payable to Executive Officers for Fiscal 2005. At a meeting held on February 15, 2005, the Committee approved the Santarus, Inc. 2005 Bonus Plan (the “2005 Bonus Plan”). Pursuant to the 2005 Bonus Plan, the Committee designated for each executive officer a target cash bonus amount, expressed as a percentage of his or her base salary. The Company’s executive officers are eligible to receive bonuses if certain corporate performance criteria are achieved during fiscal 2005. Bonus payments will be based on the Committee’s evaluation of the Company’s achievement of the corporate performance goals for 2005 established by the Board of Directors, which include the achievement of performance targets with respect to the Company’s product sales, regulatory filings, business development activities and financing activities and financial results.

     The foregoing descriptions are summaries only, are not necessarily complete, and are qualified by the full text of the underlying plans, each of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          10.1 — Santarus, Inc. 2004 Bonus Plan

          10.2 — Santarus, Inc. 2005 Bonus Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: February 22, 2005	By: /s/ Gerald T. Proehl

Name: Gerald T. Proehl Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Santarus, Inc. 2004 Bonus Plan

10.2	Santarus, Inc. 2005 Bonus Plan